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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                                 AUGUST 11, 2003
                            (Date of report; date of
                            earliest event reported)


                       COMMISSION FILE NUMBER: 333-105077


                         CAPITAL AUTO RECEIVABLES, INC.
             (Exact name of registrant as specified in its charter)


              DELAWARE                                        38-3082892
   (State or other jurisdiction of                         (I.R.S. Employer
   incorporation or organization)                         Identification No.)


                    C/O GENERAL MOTORS ACCEPTANCE CORPORATION
                             200 RENAISSANCE CENTER
                         P.O. BOX 200 DETROIT, MICHIGAN
                                   48265-2000
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (313) 556-5000
              (Registrant's telephone number, including area code)





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ITEM 5.  OTHER EVENTS

The registrant previously filed a series term sheet, dated August 4, 2003, setting forth a description of the collateral pool and the proposed structure of $150,000,000 aggregate principal amount of Class A-1a 1.77% Asset Backed Notes (the "Class A-1a Notes"), $980,000,000 aggregate principal amount of Class A-1b Floating Rate Asset Backed Notes (the "Class A-1b Notes" and, together with the Class A-1a Notes, the "Class A-1 Notes"), $125,000,000 aggregate principal amount of Class A-2a 2.35% Asset Backed Notes (the "Class A-2a Notes"), $525,000,000 aggregate principal amount of Class A-2b Floating Rate Asset Backed Notes (the "Class A-2b Notes" and, together with the Class A-2a Notes, the "Class A-2 Notes"), $350,000,000 aggregate principal amount of Class A-3a 2.96% Asset Backed Notes (the "Class A-3a Notes"), $470,000,000 aggregate principal amount of Class A-3b Floating Rate Asset Backed Notes (the "Class A-3b Notes" and, together with the Class A-3a Notes, the "Class A-3 Notes"), $150,500,000 aggregate principal amount of Class A-4a 3.40% Asset Backed Notes, (the "Class A-4a Notes"), $105,000,000 aggregate principal amount of Class A-4b Floating Rate Asset Backed Notes (the "Class A-4b Notes" and, together with the Class A-4a Notes the "Class A-4 Notes"; the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, and the Class A-4 Notes referred to collectively herein as the "Notes") by Capital Auto Receivables Asset Trust 2003-3 (the "Trust"), as an Exhibit to the Current Report on Form 8-K, dated as of August 4, 2003.

ITEM 7. EXHIBITS

Exhibit 5.1       The following is filed as an Exhibit to this Report under
                  Exhibit 5.1

                  Opinion of Counsel of Kirkland & Ellis, dated as of August 11, 2003

Exhibit 8.1       The following is filed as an Exhibit to this Report under
                  Exhibit 8.1

                  Opinion of Counsel of Kirkland & Ellis, dated as of August 11, 2003


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               CAPITAL AUTO RECEIVABLES, INC.
                                               ------------------------------
                                               (Registrant)


Dated:  August 12, 2003                        /s/  William F. Muir
        ---------------                        ------------------------------
                                               William F. Muir
                                               Chairman of the Board




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                                 EXHIBIT INDEX


EXHIBIT NO.       DESCRIPTION
----------       -----------

EX-5.1            Opinion of Counsel of Kirkland & Ellis, dated as of August 11,
                  2003.

EX-8.1            Opinion of Counsel of Kirkland & Ellis, dated as of August 11,
                  2003.